UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 28, 2005
                                                -------------------------

                                 SB Partners
-------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)


   1251 Avenue of the Americas, New York, NY                     10020
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (212) 408-5000
                                                  -----------------------

-------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Item 2.  Disposition of Assets

              On March 28, 2005, the Registrant sold Cypress Key Apartments in Orlando, Florida to Residences at Millenia, LLC, an unrelated Florida limited liability company, for $27,000,000 in an all cash transaction. The proceeds from the sale were used, in part, to retire the mortgage note of approximately $15,860,000 that had been secured by the property.

Item 7. Financial Statements

              The following pro forma financial statements reflect the sale of Cypress Key Apartments by the Registrant. The balance sheet as of the last filing, December 31, 2004, has been adjusted to reflect the removal of the assets and liabilities of this 360-unit apartment community as if the sale had been consummated on the balance sheet date. The statement of operations for the year ended December 31, 2004 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of that year. This pro forma information should be read in conjunction with the financial statements and notes thereto and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Registrant's latest annual report on Form 10-K. In management's opinion, all adjustments necessary to reflect the sale have been made.

                                           SB PARTNERS
                                           -----------
                                (a New York limited partnership)
                                 ------------------------------

                                     PRO FORMA BALANCE SHEET
                                     -----------------------


                                                    DECEMBER 31,     PRO FORMA        PRO FORMA
                                                        2004        ADJUSTMENTS        BALANCE
                                                    AS REPORTED     (SEE NOTE 2)        SHEET
                                                    -----------     ------------     -----------
 Assets:
   Investments -
     Real Estate, at cost
     Land                                           $ 3,520,842     $          0     $ 3,520,842
     Buildings, furnishings and improvements         35,313,196                0      35,313,196
     Less - accumulated depreciation                 (6,719,624)               0      (6,719,624)
                                                    -----------     ------------     -----------
                                                     32,114,414                0      32,114,414

 Real estate held for sale                           20,221,129      (20,221,129)              0
 Investment in joint venture                          2,813,589                        2,813,589
                                                    -----------     ------------     -----------
                                                     55,149,132      (20,221,129)     34,928,003
   Other assets-
     Cash and cash equivalents                          126,361        8,993,845       9,120,206
     Cash held by lenders in escrow                     299,199                0         299,199
     Other                                              264,435                0         264,435
     Other assets in discontinued operations            471,098         (471,098)              0
                                                    -----------     ------------     -----------
     Total assets                                   $56,310,225     $(11,698,382)    $44,611,843
                                                    ===========     ============     ===========
 Liabilities:

   Mortgage notes and other loans payable           $17,124,089     $          0     $17,124,089
   Accounts payable and accrued expenses                765,973                0         765,973
   Tenant security deposits                             172,807                0         172,807
   Deferred revenue                                      23,000                0          23,000
   Other liabilities in discontinued operations,
     including $15,904,543 of mortgage note
     payable                                         15,957,511      (15,957,511)              0
                                                    -----------     ------------     -----------
     Total liabilities                               34,043,380      (15,957,511)     18,085,869
                                                    -----------     ------------     -----------

 Partners' Capital:
 Units of partnership interest without par value;
   Limited partners - 7,753 units                    22,282,408        4,258,580      26,540,988
   General partner - 1 unit                             (15,563)             549         (15,014)
                                                    -----------     ------------     -----------
     Total partners' capital                         22,266,845        4,259,129      26,525,974
                                                    -----------     ------------     -----------
     Total liabilities and partners' capital        $56,310,225     $(11,698,382)    $44,611,843
                                                    ===========     ============     ===========

                           See accompanying notes to pro forma financial statements.


                                                SB PARTNERS
                                                ------------
                                      (a New York limited partnership)
                                       ------------------------------
                                      PRO FORMA STATEMENT OF OPERATIONS
                                      ---------------------------------
                                    For the Year Ended December 31, 2004
                                    ------------------------------------



                                                                     PRO FORMA        PRO FORMA
                                                        AS           ADJUSTMENT         INCOME
                                                     REPORTED       (SEE NOTE 2)      STATEMENT
                                                    -----------     ------------     -----------
 Revenues:
 Rental income                                       $5,061,601     $          0     $ 5,061,601
 Other rental income                                    558,740                0         558,740
 Interest on short-term investments                       3,774                0           3,774
                                                    -----------     ------------     -----------
     Total revenues                                   5,624,115                0       5,624,115
                                                    -----------     ------------     -----------
 Expenses:
 Real estate operating expenses                       2,668,779                0       2,668,779
 Interest on mortgage notes and other loans payable   1,130,777                0       1,130,777
 Depreciation and amortization                          993,567                0         993,567
 Management fees                                        712,845         (161,443)        551,402
 Real estate taxes                                      519,196                0         519,196
 Other                                                  156,677                0         156,677
                                                    -----------     ------------     -----------
     Total expenses                                   6,181,841         (161,443)      6,020,398
                                                    -----------     ------------     -----------
     Income(loss) from continuing operations           (557,726)         161,443        (396,283)

 Equity in net loss of joint venture                   (317,007)               0        (317,007)
                                                    -----------     ------------     -----------
 Income(loss) from continuing operations               (874,733)         161,443        (713,290)

 Income(loss) from discontinued operations             (455,503)         455,503               0
                                                    -----------     ------------     -----------
 Net income (loss)                                   (1,330,236)         616,946        (713,290)

 Income(loss) allocated to general partner                 (171)              80             (92)
                                                    -----------     ------------     -----------

 Income(loss) allocated to limited partners         $(1,330,065)    $    616,866     $  (713,198)
                                                    ===========     ============     ===========
 Net income(loss) per unit of limited
   partnership interest                             $      (171)    $         80     $       (92)
                                                    ===========     ============     ===========
 Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                       7,753            7,753           7,753
                                                    ===========     ============     ===========

                        See accompanying notes to pro forma financial statements.

                                  SB PARTNERS
                                  -----------
                       (a New York limited partnership)
                        ------------------------------

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                    ---------------------------------------

 (1)     Pro Forma Presentation
         ----------------------

              The accompanying pro forma financial statements reflect the sale of Cypress Key Apartments by the Registrant. The balance sheet as of the last filing date, December 31, 2004, has been adjusted to reflect the removal of the assets and liabilities related to Cypress Key Apartments as if the sale had been consummated on the balance sheet date. The statement of operations for the year ended December 31, 2004 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of that year.

              The unaudited pro forma balance sheet is not necessarily indicative of what the actual financial position would have been assuming the sale had been consummated as of December 31, 2004, and the unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations would have been assuming the sale had been consummated as of January 1, 2004, nor do these pro forma financial statements purport to present the future financial position or results of operations of the Registrant. Pro forma information should be read in conjunction with the financial statements and notes thereto and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Registrant's latest annual report on Form 10-K. In management's opinion, all adjustments necessary to reflect the sale have been made.

(2)      Pro Forma Adjustments:
         ----------------------

         Balance Sheet
         -------------
              The assets and related liabilities of Cypress Key Apartments as of December 31, 2004 have been removed from the historical balance sheet to reflect the sale of the property. Assets removed included real estate assets held for sale, $20,221,129 and other assets in discontinued operations totaling $471,098. Liabilities removed include other liabilities in discontinued operations totaling $15,957,511. The balance of cash has been increased to reflect the proceeds from the sale of Cypress Key Apartments. The partners' capital accounts are adjusted to reflect the increase in net assets, which resulted from the sale. All adjustments are shown as of the date of the last balance sheet filed, December 31, 2004.

         Statement of Operations
         -----------------------
              All items of income and expense of Cypress Key Apartments have been removed from the statement of operations for the year ended December 31, 2004. In addition, management fees have been reduced to reflect the sale of the property. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of the year. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations. (See also Note 3.)


(3)      Gain on Sale of Investment in Real Estate
         -----------------------------------------

              The sale of Cypress Key Apartments resulted in a net gain for financial reporting purposes of approximately $6,350,000. The gain for tax purposes will be computed using the tax basis of the asset sold, and will differ from the gain reported on the financial statements. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SB Partners
                                        ----------------------------------------
                                        (Registrant)

                                    By: SB PARTNERS REAL ESTATE CORPORATION
                                        GENERAL PARTNERS


                                        Principal Financial & Accounting Officer

Date      April 20, 2005                /s/ George N. Tietjen III
     -------------------                -----------------------------------
                                    By: George N. Tietjen III
                                        Chief Financial Officer & Treasurer